REVENUE	3 Months Ended
Mar. 31, 2026
Athena Technology Solutions Holdings, LLC
Revenue [Line Items]
REVENUE
NOTE 3. REVENUE
On a quarterly basis, the Company conducts its contract cost Estimate at Completion (“EAC”) process by reviewing the progress and execution of outstanding performance obligations within its contracts. As part of this process, management reviews information including, but not limited to, any outstanding key contract matters, progress towards completion and the related program schedule, identified risks and opportunities, and the related changes in estimates of revenues and costs.
The below table summarizes the favorable (unfavorable) impact of changes in the estimated progress towards completion across programs for the following periods (in thousands, except per unit amounts):

	Three Months Ended March 31,
	2026	2025
Revenue	$2,373	$(154)
Basic and diluted net income (loss) per Class A unit	$0.03	$0.00
When estimates of total costs to be incurred on a contract exceed total estimates of the transaction price, a provision for the entire loss is determined at the contract level and is recorded in the period in which the loss is evident, which the Company refers to as a loss contract reserve. As of March 31, 2026 and December 31, 2025, the loss contract reserve balance was $6 thousand and $51 thousand, respectively, which are included in accrued expenses and other current liabilities in the condensed consolidated balance sheets.
Accounts Receivable
During the three months ended March 31, 2026 and 2025, the Company did not recognize any credit loss expense, and no receivables were written off.
Accounts receivable consisted of the following as of March 31, 2026 and December 31, 2025 (in thousands):

	March 31, 2026	December 31, 2025
Billed accounts receivable	$22,044	$17,911
Unbilled accounts receivable	63,777	37,304
Less: allowance for credit losses	—	—

Total accounts receivable, net	$85,821	$55,215

Contract Assets and Liabilities
Changes in contract assets and contract liabilities were primarily due to the timing of payments from customers and the Company satisfying performance obligations during the normal course of business. Revenue recognized during the three months ended March 31, 2026 that was included in deferred revenue as of December 31, 2025 was $2.3 million. Revenue recognized during the three months ended March 31, 2025 that was included in deferred revenue as of December 31, 2024 was $1.1 million.
Disaggregation of Revenue
The following table presents the disaggregation of revenue from contracts with customers by customer location for the three months ended March 31, 2026 and 2025 (in thousands).

	Three Months Ended March 31,
	2026	2025
United States	$215,306	$52,479
Other foreign countries	1,387	779

Total revenue	$216,693	$53,258

Please refer to the condensed consolidated statements of operations for the disaggregation of revenue by products versus services and to Note 10, Segment Information, for disaggregation of revenue by reportable segment.
Performance Obligations
As of March 31, 2026, the Company had $356.6 million of remaining performance obligations. The Company expects to recognize approximately 93.0% of the remaining performance obligations as revenue during the remainder of 2026, and 7.0% in 2027 and thereafter.